AGREEMENT TO AMEND THE PURCHASE AGREEMENT (hereinafter "Agreement") which is held by one hand BAJA AQUA-FARMS, SA DE CV (Hereinafter "BAF"), represented herein by Mr. Jaime Cuadra Joseph Velez and the other party MARPESCA, SA DE CV (Hereinafter "Fisheries"), represented herein by Mr. Victor Manuel Guadardo France, Contract they celebrate in accordance with the following:

DECLARATIONS

I.	- declare both parties through their legal representatives:

(a)	recognize each other's personality that appear to execute this amended agreement.

(b)	That on January 2, 2008 celebrated a purchase agreement, (hereinafter the "original contract").

(c)	In accordance to clause fourth paragraph 4.2 of the original contract they foresaw the possibility to extend its validity:

CLAUSES

1.	By means of this Amendment, and in accordance with clause fourth, section 4.2, the parties agree to extend the term of the Original Agreement from January 1 of 2012 to December 31 of 2012.

2.	In view of the foregoing, it modify section 4.1 of the Original Agreement to read as established below:

"4.1. This contract is for a fixed period of one year so began on January 1 of 2012 and finishing on December 31 of 2012"

3.	The parties agree to ratify the Original Agreement and the amendment set here.

4.	At the request of either party, this Amendment Agreement could be ratified before a notary and the expenses incurred will be for the applicant.

FOR EVIDENCE AND LEGAL EFFECT, and read that it was this Amendment, and the parties aware of their obligations in the same state that there is no error, fraud or injury that would invalidate it, and it is signed in two original in the City of Ensenada, Baja California, on January 2 of 2012, in the presence of two witnesses.

BAJA AQUA FARMS, S.A. DE C.V.

Signed by:	/s/ Jaime Cuadra
Name:	Jaime Joseph Cuadra Velez
Post:	Legal Representative

MARPESCA, S.A. DE C.V.

Signed by:	/s/ Victor Guardado
Name:	Victor Manual Guardado France
Attorney

WITNESS		WITNESS
By:	/s/ Anabel Hernandez	By:	/a/ Jennifer Sanchez
Name:	Anabel Hernandez Ramirez	Name:	Jennifer Sanchez Gonzalez

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